                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 26, 2006


                                 Belden CDT Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




         Delaware                      001-12561                36-3601505
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
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          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
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              (Registrant's telephone number, including area code)



                                       n/a
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS




Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
       Exhibit 99.1 News Release dated October 26, 2006

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Earnings Release. On October 26, 2006, the Company issued the news release attached as Exhibit 99.1, which reports Belden CDT's results of operation for the third quarter of 2006.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

     99.1 Company news release dated October 26, 2006, titled "Belden Announces Third Quarter Results."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BELDEN CDT INC.


Date: October 26, 2006                          By: /s/Kevin L. Bloomfield
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                                                    Kevin L. Bloomfield






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